AB CORPORATE SHARES - AB Impact Municipal Income Shares (ABIMX) (the “Fund”)

Supplement dated April 30, 2025, to the Prospectus and Summary Prospectus dated August 30, 2024, as amended, for AB Corporate Shares.

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The following replaces the chart under the heading “Portfolio Managers” in the summary section of the Prospectus and the Summary Prospectus for the Fund and reflects the persons responsible for the day-to-day management of the Fund’s portfolio.

Employee	Length of Service	Title
Daryl Clements	Since April 2025	Senior Vice President of the Adviser
Matthew J. Norton	Since 2017	Senior Vice President of the Adviser
Andrew D. Potter	Since April 2025	Vice President of the Adviser

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The following replaces certain information for the Fund under the heading “Management of the Funds - Portfolio Managers” in the Prospectus.

The day-to-day management of, and investment decisions for, Impact Municipal Income Shares are made by the Municipal Bond Investment Team.

The following table lists the persons with the most significant responsibility for the day-to-day management of the Fund’s portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years

Daryl Clements; since April 2025; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity since prior to 2020.

Matthew J. Norton; since 2017; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity since prior to 2020. He is also Chief Investment Officer of Municipal Bonds.

Andrew D. Potter; since April 2025; Vice President of the Adviser	Vice President of the Adviser, with which he has been associated in a substantially similar capacity since prior to 2020.

The Statement of Additional Information is revised, as applicable, to incorporate changes conforming to this Supplement.

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This Supplement should be read in conjunction with the Prospectus and Summary Prospectus for the Fund.

You should retain this Supplement with your Prospectus(es) for future reference.

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